COLONIAL U.S. FUND FOR GROWTH
                       Supplement to Prospectus
                        dated October 20, 1995


Effective January 1, 1996, the Sub-Adviser has agreed to waive its fee to the extent that such fee otherwise would exceed 0.32% of the Fund's average daily net assets. This fee waiver may be modified or eliminated at any time.






US-XX/671B-0196                                     January 25, 1996




                     COLONIAL U.S. FUND FOR GROWTH

         Supplement to the Statement of Additional Information
                        dated October 20, 1995



Effective January 1, 1996, the Sub-Adviser has agreed to waive its fee to the extent that such fee otherwise would exceed 0.32% of the Fund's average daily net assets. This fee waiver may be modified or eliminated ay any time.

State Street's Representative Client List on page f under the caption Sub-Adviser is deleted.




US-XX/670B-0196                                      January 25, 1996